UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices)(Zip Code)

(775) 355-9500
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On August 24, 2015, the Company completed a private placement of 21,672,080 shares of common stock at a price of CAD$0.10 per share for total proceeds of CAD$2,167,118.The securities were sold to an accredited investor pursuant to Rule 506 of Regulation D and to non-US persons pursuant to Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”). The Company paid finder fees of CAD$60.000 in connection with the offering to non-US persons.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2015, Andrew C. Greig was appointed to the board of directors of the Company.

Item 7.01	Regulation FD Disclosure.

On August 24, 2015, the Company issued a press release entitled “Scandium International Announces Significant Transactions: Equity Financing, Debt Conversion, Joint Venture Formation on Nyngan Scandium Project, and New Board Member”. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Scandium International Mining Corp. (the “Company”) entered into a US $2.5 million convertible loan agreement (the “Loan Agreement”) with an unrelated private investment company, Scandium Investments LLC (“SIL”), on June 24, 2014. The terms of the Loan Agreement provide for conversion of the loan into a 20% joint venture interest in the Company’s Nyngan and Honeybugle Scandium Projects in NSW, Australia (the “Projects”) at such time as the Company successfully raises US $3.0 million in project-related funding. SIL and the Company have agreed that the conversion threshold has now been met, based on previous equity financings (US $1.62 million) in June-August 2014, and a further US$1.6 million through this latest equity financing.

Pursuant to the terms of the Loan, SIL will convert the loan into a 20% direct joint venture interest in the Company’s Projects on closing of the private placement referred to in Item 3.02. In addition, SIL has agreed to accept outstanding loan interest (CAD$223,748) in Company common shares at $0.10 per share, and has agreed to participate in the latest equity private placement.

Item 9.01	Financial Statements and Exhibits

The following Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	News release dated August 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date	August 26, 2015	(Registrant)

/s/ Edward Dickinson
Edward Dickinson, Chief Financial Officer